UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 19, 2005

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11967 (Commission File Number)	11-3170868 (IRS Employer Identification No.)
ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (516) 327-3000
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 3 THROUGH 8 NOT APPLICABLE.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1: PAGE 31 OF INVESTOR PRESENTATION

ITEMS 1, 3 THROUGH 8 NOT APPLICABLE.
Item 2.02. Results of Operations and Financial Condition.
     On August 12, 2005, Astoria Financial Corporation (“the Company”) updated its written investor slide presentation material which included, among other things, a review of financial results and trends through the period ended June 30, 2005, and is intended to be made available to shareholders, analysts and investors, including investor groups participating in forums such as sponsored investor conferences and road shows, during the quarter ending September 30, 2005. Subsequently, on September 19, 2005, the Company revised page 31 of the presentation to include an updated status of its goodwill litigation claim. A copy of the revised page 31 of the presentation material is included herein as Exhibit 99.1 and will be included in all subsequent presentation material. The investor presentation, including updated page 31 is available on the company’s investor relations website, http://ir.astoriafederal.com.
     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.
Item 9.01. Financial Statements and Exhibits.
(c)      Exhibits.
           Exhibit 99.1 Page 31 of investor presentation.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
	By:	/s/ Peter J. Cunningham
Peter J. Cunningham
September 19, 2005		First Vice President and Director of Investor Relations

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Page 31 of investor presentation.